CORNERCAP GROUP OF FUNDS

CORNERCAP BALANCED FUND
CORNERCAP SMALL-CAP VALUE FUND
CORNERCAP LARGE/MID-CAP VALUE FUND

Supplement dated March 10, 2021 to the Prospectus dated August 1, 2020, as supplemented

On December 3, 2020, shareholders of the CornerCap Large/Mid-Cap Value Fund and CornerCap Balanced Fund (each, a “Fund” and together, the “Funds”) were notified that the Board of Trustees (“Board”) of CornerCap Group of Funds (the “Trust”) had approved a Plan of Liquidation and Dissolution (the “Plan”) pursuant to which the assets of each Fund will be liquidated and the proceeds remaining after payment of or provision for liabilities and obligations of each Fund will be distributed to their respective shareholders.

On December 3, 2020, each Fund stopped accepting purchases into the Fund and on February 26, 2021, each Fund began the process of converting its portfolio investments to cash.

On or around March 15, 2021 (the “the Liquidation Date”), each Fund will make liquidating distributions to each remaining shareholder, equal to the shareholder’s proportionate interest in the net assets of the applicable Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and thereafter the Funds will be terminated and dissolved.

For tax purposes, with respect to shares held in a taxable account, the automatic redemption of shares of a Fund on the Liquidation Date will generally be treated as any other redemption of shares (i.e., as a sale that may result in gain or loss for federal income tax purposes). Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares before the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses before the Liquidation Date. Shares in tax deferred accounts may be subject to certain rules that require that any proceeds from the Fund’s liquidation be reinvested within a certain time period (e.g., within 60 days) to preserve their tax-deferred status and avoid adverse tax consequences, including penalties. If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss your Fund’s liquidation and determine its tax consequences.

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For more information, please contact a Fund customer service representative toll free at
(888) 813-8637.

PLEASE RETAIN FOR FUTURE REFERENCE.